                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K
                                  _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 29, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                  ____________

                           ACACIA RESEARCH CORPORATION
             (Exact name of Registrant as specified in its Charter)


         Delaware                     000-26068                  95-4405754
         --------                     ---------                  ----------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
    of Incorporation)                File Number)            Identification No.)


                            500 Newport Center Drive,
                         Newport Beach, California 92660
                    (Address of Principal Executive Offices)


                                 (949) 480-8300
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or Former Address, if Changed since Last Report)

ITEM 7. EXHIBITS.

         (c) Exhibits.

         99.1 Press Release dated April 29, 2003 of the Registrant.


ITEM 9. REGULATION FD DISCLOSURE.

         The information contained in this Item 9 of this Current Report on Form 8-K, including the exhibits, is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

         The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

         On April 29, 2003, Acacia Research Corporation issued a press release announcing its earnings for the quarter ended March 31, 2003. A copy of that release is furnished as Exhibit 99.1 to this report.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     ACACIA RESEARCH CORPORATION


Date:  April 29, 2003                By: /s/ Paul R. Ryan
                                     -------------------------------------
                                     Name: Paul R. Ryan
                                     Title: Chairman and Chief Executive Officer

                                  Exhibit Index




Exhibit Number           Description
--------------           -----------


   99.1                  Press Release dated April 29, 2003, of the Registrant.